                                                                  EXHIBIT 10.2.1


         FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT dated as of October 10, 2001 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), is by and among EL PASO ENERGY PARTNERS, L.P., a Delaware limited partnership (formerly known AS LEVIATHAN GAS PIPELINE PARTNERS, L.P., the "Borrower"), EL PASO ENERGY PARTNERS FINANCE CORPORATION, a Delaware corporation (formerly known as LEVIATHAN FINANCE CORPORATION, the "Co-Borrower"), CREDIT LYONNAIS NEW YORK BRANCH and FIRST UNION NATIONAL BANK, as Co-Syndication Agents, FLEET NATIONAL BANK and FORTIS CAPITAL Corp., as Co-Documentation Agents, THE CHASE MANHATTAN BANK, a New York banking corporation, as Administrative Agent, and the several banks and other financial institutions signatories hereto, and shall amend the FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 23, 1995, as amended and restated through May 16, 2001 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among the Borrower, the Co-Borrower, the several banks and other financial institutions (the "Lenders") parties thereto, Credit Lyonnais New York Branch and First Union National Bank, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

         WHEREAS, the Borrower desires to redeem certain of its outstanding Series B Preference Units with proceeds from a substantially contemporaneous offering of its Common Units;

         WHEREAS, the Borrower desires to enter into a series of related transactions with certain subsidiaries of El Paso and certain other entities with respect to the Chaco cryogenic plant and certain related facilities located in San Juan County, New Mexico, which transactions are more specifically described on Exhibit A attached hereto (the "Chaco Transactions");

         WHEREAS, the Borrower desires to correct and clarify certain other matters related to the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lenders (i) modify and amend the Credit Agreement as more fully described herein and (ii) waive any and all violations of or breaches of the Loan Document or Defaults or Events of Default in connection with the provisions of the Credit Agreement to be amended, as more fully described herein;

         WHEREAS, the Lenders are willing to agree to the amendments, consents, waivers and releases being requested by the Borrower, but only on the terms and subject to the conditions set forth in this First Amendment; and

         WHEREAS, each of the signatories hereto is a party to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the

Administrative Agent, the Lenders and each of the other signatories hereto hereby agree as follows:

         1. Amendments. The Amended Loan Documents are hereby amended as follows:

                  (a) Section 8.7 of the Credit Agreement currently reads as follows:

                           Section 8.7 Limitation on Dividends. Declare or pay any dividend or distribution on (other than dividends, including splits, payable solely in non-mandatorily redeemable Capital Stock or mandatorily redeemable Capital Stock that does not require redemption prior to the first anniversary of the Revolving Credit Termination Date), or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Restricted Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that as long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may make Restricted Payments once each fiscal quarter consisting of cash distributions in accordance with the terms of the Partnership Agreement on its Units and the General Partnership Interest.

         Section 8.7 of the Credit Agreement is amended by adding the following sentence to the end thereof:

                           "Notwithstanding anything in this Agreement to the contrary, the Borrower may purchase, redeem, defease, retire or otherwise acquire, or make a distribution in respect of, any of its Series B Preference Units in exchange for, or out of the net cash proceeds of, an issuance of Common Units occurring within 120 days of such purchase, redemption, defeasance, retirement, acquisition, or distribution."

                  (b) Section 1.1 of the Credit Agreement is hereby amended by adding the following as a defined term therein:

                           ""Chaco Transactions": The series of related
                  transactions among the Borrower, certain subsidiaries of El Paso and certain other entities with respect to the Chaco cryogenic plant and certain related facilities located in San Juan County, New Mexico, which transactions are more specifically described on Exhibit A attached to the First Amendment dated as of October 10, 2001 to the Credit Agreement.

                  (c) Section 4.13 of the Credit Agreement is hereby amended by adding the following as subsection (d) thereof:

                           (d) The consummation by the Borrower and its
                  Subsidiaries of the Chaco Transactions.

                  (d) Section 8.3 of the Credit Agreement is amended as follows:

                      (i) the word "and" is deleted from the end of subsection
                  (i) thereof;

                      (ii) the period at the end of subsection (j) thereof is
                  replaced with a semicolon; and

                      (iii) the following subsections (k) and (l) are added at
                  the end of such section:

                           "(k) Liens securing Indebtedness permitted under
                           Section 8.2(b) to the extent that such Liens arise as a result of the consummation by the Borrower and its Subsidiaries of the Chaco Transactions; and

                           "(l) Liens securing Indebtedness permitted under
                           Section 8.2(f) provided that (i) such Liens are not created in contemplation of or in connection with (A) any Person being merged with or into or becoming a Subsidiary of the Borrower or any Restricted Subsidiary as described in Section 8.2(f)(i),or (B) any asset being acquired by the Borrower or any Restricted Subsidiary as described in Section 8.2(f)(ii), as the case may be, (ii) such Liens shall secure only those obligations which such Liens secure on the date on which (A) such Person merges into or becomes a Subsidiary of the Borrower or any Restricted Subsidiary or (B) such asset is acquired by the Borrower or any Restricted Subsidiary, as the case may be, and any refinancing, refunding or replacement of such obligations (provided that such refinancing, refunding or replacement does not result in an increase in the amount of such obligations), and (iii) such Liens shall not apply to any property or assets of the Borrower or any of its Subsidiaries or any Restricted Subsidiary other than property or assets as to which a Lien has been granted prior to the date on which (A) such Person merges into or becomes a Subsidiary or the Borrower or any Restricted Subsidiary or (B) such asset is acquired by the Borrower or any Restricted Subsidiary, as the case may be, and the proceeds thereof."

                  (e) Section 7.13 of the Credit Agreement is hereby amended by changing the phrase "Within 60 days of the Closing Date" to "On or before January 31, 2002".

         2. Consent and Waiver. The Lenders hereby waive any and all violations of or breaches of Section 7.13 of the Credit Agreement to the extent occurring prior to the date hereof.

         3. Conditions to Effectiveness. This First Amendment shall become effective on the date (the "First Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived: (i) the Borrower, the Co-Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this First Amendment and (ii) the Administrative Agent and the Lenders shall have received payment of all fees and costs payable by the Borrower on or before the First Amendment Effective Date in connection with this First Amendment, including an amendment fee of $5,000 payable to each Lender which delivers an executed copy of this First Amendment to the Administrative Agent on or before the First Amendment Effective Date.

         4. Miscellaneous.

                  (a) Representations and Warranties. After giving effect to the effectiveness of this First Amendment, the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as if made on and as of the First Amendment Effective Date and no Default or Event of Default will have occurred and be continuing.

                  (b) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (c) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

                  (d) Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (e) Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                                   *********

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.


                                EL PASO ENERGY PARTNERS, L.P.


                                By: /s/ KEITH FORMAN
                                    -------------------------------------------
                                Name:   Keith Forman
                                      -----------------------------------------
                                Title:  Vice President and
                                        Chief Financial Officer
                                      -----------------------------------------


                                EL PASO ENERGY PARTNERS FINANCE CORPORATION


                                By: /s/ KEITH FORMAN
                                    -------------------------------------------
                                Name:   Keith Forman
                                      -----------------------------------------
                                Title:  Vice President and
                                        Chief Financial Officer
                                      -----------------------------------------


                                THE CHASE MANHATTAN BANK,
                                  as Administrative Agent and as a Lender


                                By: /s/ STEVEN WOOD
                                    -------------------------------------------
                                Name:   Steven Wood
                                      -----------------------------------------
                                Title:  Vice President
                                      -----------------------------------------

                                CREDIT LYONNAIS NEW YORK BRANCH



                                By: /s/ BERNARD WAYMULLER
                                    --------------------------------------------
                                Name:   Bernard Waymuller
                                      ------------------------------------------
                                Title:  Senior Vice President
                                       -----------------------------------------

                                FLEET NATIONAL BANK



                                By: /s/ CHRISTOPHER C. HOLMGREN
                                    --------------------------------------------
                                Name:   Christopher C. Holmgren
                                      ------------------------------------------
                                Title:  Managing Director
                                       -----------------------------------------

                                ARAB BANKING CORPORATION (B.S.C.)


                                By: /s/ GRANT E. McDONALD
                                    --------------------------------------------
                                Name:   Grant E. McDonald
                                      ------------------------------------------
                                Title:  Vice President
                                       -----------------------------------------

                                THE BANK OF NOVA SCOTIA


                                By:      /s/ M.D. SMITH
                                         ---------------------------------------
                                Name:        M.D. Smith
                                         ---------------------------------------
                                Title:       Agent
                                         ---------------------------------------

                                BANK OF SCOTLAND


                                By:      /s/ JOSEPH FRATUS
                                         ---------------------------------------
                                Name:        Joseph Fratus
                                         ---------------------------------------
                                Title:       Vice President
                                         ---------------------------------------

                                BANK ONE, NA


                                By:      /s/ DIANNE RUSSELL
                                         ---------------------------------------
                                Name:        Dianne Russell
                                         ---------------------------------------
                                Title:       Vice President
                                         ---------------------------------------

                                BANK OF AMERICA, N.A.


                                By: /s/ MICHAEL J. DILLON
                                   -----------------------------------------
                                Name:   Michael J. Dillon
                                     ---------------------------------------
                                Title:  Managing Director
                                      --------------------------------------

                                CREDIT AGRICOLE INDOSUEZ


                                By: /s/ BRIAN KNEZEAK
                                   ----------------------------------------
                                Name:   Brian Knezeak
                                     --------------------------------------
                                Title:  FVP, Manager
                                      -------------------------------------


                                By: /s/ MICHAEL D. WILLIS
                                   ----------------------------------------
                                Name:   Michael D. Willis
                                     --------------------------------------
                                Title:  VP, Credit Analysis
                                      -------------------------------------

                                CREDIT SUISSE FIRST BOSTON


                                By: /s/ JAMES P. MORAN
                                   -----------------------------------------
                                Name:   James P. Moran
                                     ---------------------------------------
                                Title:  Director
                                      --------------------------------------


                                By: /s/ DAVID M. KOCZAN
                                   -----------------------------------------
                                Name:   David M. Koczan
                                     ---------------------------------------
                                Title:  Assistant Vice President
                                      --------------------------------------

                                THE FUJI BANK, LIMITED


                                By: /s/ TORU MAEDA
                                   -----------------------------------------
                                Name:   Toru Maeda
                                     ---------------------------------------
                                Title:  General Manager
                                      --------------------------------------

                                FORTIS CAPITAL CORP.


                                By:      /s/ DARRELL HOLLEY
                                         ---------------------------------------
                                Name:        Darrell Holley
                                         ---------------------------------------
                                Title:       Managing Director
                                         ---------------------------------------


                                By:      /s/ CHRIS PARADA
                                         ---------------------------------------
                                Name:        Chris Parada
                                         ---------------------------------------
                                Title:       Vice President
                                         ---------------------------------------

                                KBC BANK N.V.


                                By:      /s/ ROBERT SNAUTHER
                                         ---------------------------------------
                                Name:        Robert Snauther
                                         ---------------------------------------
                                Title:       First Vice President
                                         ---------------------------------------


                                By:      /s/ ERIC RASKIN
                                         ---------------------------------------
                                Name:        Eric Raskin
                                         ---------------------------------------
                                Title:       Vice President
                                         ---------------------------------------

                                WELLS FARGO BANK TEXAS, N.A.


                                By:      /s/ KAREN PATTERSON
                                         ---------------------------------------
                                Name:        Karen Patterson
                                         ---------------------------------------
                                Title:       Vice President
                                         ---------------------------------------

                                BNP PARIBAS


                                By:      /s/ MARK A. COX
                                         ---------------------------------------
                                Name:        Mark A. Cox
                                         ---------------------------------------
                                Title:       Director
                                         ---------------------------------------


                                By:      /s/ LARRY ROBINSON
                                         ---------------------------------------
                                Name:        Larry Robinson
                                         ---------------------------------------
                                Title:       Vice President
                                         ---------------------------------------

                                SUNTRUST BANK


                                By:      /s/ STEVE NEWBY
                                         ---------------------------------------
                                Name:        Steve Newby
                                         ---------------------------------------
                                Title:       Vice President
                                         ---------------------------------------

                                RZB FINANCE LLC


                                By:      /s/ DIETER BEINTREXTER
                                         ---------------------------------------
                                Name:        Dieter Beintrexter
                                         ---------------------------------------
                                Title:       President
                                         ---------------------------------------


                                By:      /s/ FRANK J. YAUTZ
                                         ---------------------------------------
                                Name:        Frank J. Yautz
                                         ---------------------------------------
                                Title:       First Vice President
                                         ---------------------------------------

                                BAYERISCHE HYPO-UND VEREINSBANK, AG
                                (New York Branch)


                                By: /s/ STEVEN ATWELL
                                    --------------------------------------------
                                Name:   Steven Atwell
                                      ------------------------------------------
                                Title:  Director
                                       -----------------------------------------


                                By: /s/ SHANNON BATCHMAN
                                    --------------------------------------------
                                Name:   Shannon Batchman
                                      ------------------------------------------
                                Title:  Director
                                       -----------------------------------------

                                THE ROYAL BANK OF SCOTLAND plc, New York Branch


                                By: /s/ KEVIN J. HOWARD
                                    --------------------------------------------
                                Name:   Kevin J. Howard
                                      ------------------------------------------
                                Title:  Managing Director
                                       -----------------------------------------


                                By: /s/ KEVIN J. HOWARD
                                    --------------------------------------------
                                Name:   Kevin J. Howard
                                      ------------------------------------------
                                Title:  Managing Director
                                       -----------------------------------------

                                CITICORP USA


                                By: /s/ MICHAEL W. NERVEUX
                                    --------------------------------------------
                                Name:   Michael W. Nerveux
                                      ------------------------------------------
                                Title:  Director
                                        Citicorp North America, Inc.
                                       -----------------------------------------

                                NATEXIS BANQUES POPULAIRES


                                By: /s/ DANIEL PAYER
                                    --------------------------------------------
                                Name:   Daniel Payer
                                      ------------------------------------------
                                Title:  Vice President
                                       -----------------------------------------


                                By: /s/ LOUIS P. LAVILLE, III
                                    --------------------------------------------
                                Name:   Louis P. Laville, III
                                      ------------------------------------------
                                Title:  Vice President and Group Manager
                                       -----------------------------------------

                                ROYAL BANK OF CANADA


                                By: /s/ TOM J. OBERAIGNER
                                    --------------------------------------------
                                Name:   Tom J. Oberaigner
                                      ------------------------------------------
                                Title:  Senior Manager
                                       -----------------------------------------

                                    EXHIBIT A
                                       TO
                                 FIRST AMENDMENT
                                       TO
                            EL PASO ENERGY PARTNERS'
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

                             THE CHACO TRANSACTIONS

I.       THE CHACO PLANT

         The Chaco Plant, the third largest natural gas processing plant in the United States measured by liquids produced, is located in the San Juan Basin in New Mexico. It is capable of processing up to 600 Mmcf/d of natural gas and handling up to 50,000 bbls/d of NGLs. The Chaco Plant is a state of the art cryogenic plant that uses high pressures and extremely low temperatures to remove water, impurities and excess hydrocarbon liquids from the raw natural gas stream and recover ethane as well as propane and the heavier hydrocarbons. The Chaco Plant receives and processes natural gas from the San Juan Gathering System (the "Gathering System"), an over 5,500 mile natural gas gathering system in New Mexico owned and operated by an affiliate of El Paso Field Services ("Field Services"). Field Services, directly or through subsidiaries, owns (beneficially) and operates the Chaco Plant, subject to a sale-leaseback financing agreement.

II.      TRANSACTION OVERVIEW

         In a series of related transactions, the Partnership (through a Restricted Subsidiary under the Credit Agreement) will pay approximately $198.5 million to acquire title to and other interests in the Chaco Plant and certain related rights and interests for the next 20 years; including the dedication of all uncommitted processing rights that Field Services has with respect to natural gas gathered by the Gathering System. In addition, Field Services has agreed to continue to acquire processing rights and dedicate the underlying natural gas to the Chaco Plant. Natural gas delivered by Field Services will have first priority on plant capacity. Field Services will pay the Partnership 13.44cents for each Mcf of natural gas processed at the plant by Field Services. The Partnership will bear all costs of ownership and operations of the Chaco Plant. Field Services personnel will continue to operate the plant for the Partnership.

III.     CURRENT STATUS OF CHACO PLANT

         Field Services, through a subsidiary, constructed the Chaco Plant in 1995. Field Services financed a portion of the Chaco Plant construction through a sale-leaseback transaction in which Field Services sold the Chaco Plant to a Massachusetts business trust (the "Trust") created by the lenders and leased the Chaco Plant back from the Trust through October 2002. The transaction effectively was structured as follows:

         (1) The lenders capitalized the Trust through a loan and a small equity contribution, and were issued notes to evidence the loan and certificates to evidence the equity from the Trust;

         (2) The Trust purchased the Chaco Plant using the lenders' investment and loaned funds, and granted liens covering the Chaco Plant in favor of the lenders;

         (3)  The Trust leased the Chaco Plant back to Field Services;

         (4)  Field Services has the obligation to operate the Chaco Plant;

         (5) Field Services has the right to repurchase the plant in October 2002 for approximately $72 million; and

         (6) If Field Services does not exercise its repurchase right, it has to pay a substantial forfeiture payment to the Trust.

State Street Bank and Trust Company is currently the trustee of the Trust.

IV.      THE CURRENTLY CONTEMPLATED CHACO TRANSACTIONS

         In order for the Partnership's Restricted Subsidiary to acquire its interests in the Chaco Plant, the following transactions will occur:

         (1) The Partnership will acquire title to the Plant, subject to the Chaco lease documents, by becoming the beneficiary of the Trust through the purchase of the notes and certificates issued by the Trust to the sale-leaseback lenders;

         (2)  The Restricted Subsidiary will become agent for the Trust;

         (3)  Another Restricted Subsidiary will become trustee of the Trust;

         (4) The Trust will become a Restricted Subsidiary and, accordingly, will guarantee the indebtedness outstanding under the Credit Agreement and pledge its assets as collateral for the Credit Agreement;

         (5) The Restricted Subsidiary and Field Services will enter into a Tolling Agreement under which (a) Field Services will dedicate all of the natural gas received into the Gathering System to the Chaco Plant for processing (except for certain amounts of natural gas that have previously been dedicated to the nearby Conoco/Blanco Plant, and certain other amounts of natural gas that will be used for fuel use, farm taps and lift gas, or temporarily offloaded due to capacity constraints on the Gathering System pursuant to terms of existing gathering agreements), (b) Field Services will be obligated to attempt to acquire additional processing rights for gas gathered by the Gathering System, (c) gas delivered to the Chaco Plant by Field Services will have a processing priority over other gas; and

         (6) Field Services personnel will continue to operate and provide other services related to the Chaco Plant.


                                      A-2